Exhibit 99.2

Supplemental Financial Information

Third Quarter 2024

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7-8
Segment operating results
Term Life Insurance segment - financial results, financial analysis, and key statistics	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Corporate & Other Distributed Products segment - financial results	13
Investment portfolio	14-16
Five-year historical key statistics	17

This document may contain forward-looking statements and information. Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2023.

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Preface	PRIMERICA, INC. Financial Supplement

Third Quarter 2024

This document is a financial supplement to our third quarter 2024 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements for continuing operations and adjusted for three different purposes, as follows:

•Operating adjustments exclude the impact of investment gains/losses, including credit impairments and mark-to-market (MTM) investment adjustments. We exclude investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations. Operating adjustments also exclude the gain recognized for insurance proceeds from a Representation and Warranty insurance policy negotiated and purchased in connection with the acquisition of e-TeleQuote Insurance, Inc. (e-TeleQuote). We exclude this as it represents a non-recurring item that causes incomparability in the Company’s results. Operating adjustments also exclude corporate restructuring and related charges associated with the decision to exit the senior health business. We exclude these charges as they are not useful in evaluating the Company’s ongoing operations. Adjusted net operating income and diluted adjusted operating earnings per share also exclude the tax effect of pre-tax operating adjustments and the valuation allowance recognized for e-TeleQuote's state net operating losses (NOLs). We exclude these items from our non-GAAP financial measures as they represent the tax effect of pre-tax operating adjustments and/or non-recurring items that will cause incomparability between period-over-period results.

•Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets. We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold. Adjusted stockholders' equity also excludes the difference in future policy benefits calculated using the current discount rate and future policy benefits calculated using the locked-in discount rate at contract issuance recognized in accumulated other comprehensive income. We exclude the impact from the difference in the discount rate in measuring adjusted stockholders' equity as it is caused by market movements in interest rates that are not permanent and may not align with the cash flow we will ultimately incur when policy benefits are settled.

•IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO). We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable. Certain variances are noted as ‘nm’ to indicate not meaningful. Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications, primarily related to the presentation of the senior health business’ results of operations as discontinued operations on the Company’s statements of income. However, balance sheet amounts have not been restated for prior periods to separately present the assets and liabilities related to discontinued operations, which primarily included goodwill, other assets and income taxes. These reclassifications had no impact on net income or total stockholders’ equity.

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Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Mar 31, 2024	Jun 30, 2024	Sep 30, 2024	Dec 31, 2024
Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$3,246,388	$3,226,056	$3,174,938	$3,432,129	$3,456,543	$3,502,298	$3,629,584
Securities held to maturity	1,460,000	1,433,520	1,417,460	1,386,980	1,376,400	1,353,370	1,330,430
Total investments and cash	4,706,388	4,659,576	4,592,398	4,819,109	4,832,943	4,855,668	4,960,014
Reinsurance recoverables	3,217,354	3,084,520	2,954,245	3,015,777	2,920,417	2,833,055	2,873,528
Deferred policy acquisition costs	3,250,753	3,319,844	3,374,627	3,447,234	3,503,940	3,566,126	3,636,964
Goodwill	127,707	127,707	127,707	127,707	127,707	—	—
Other assets	1,191,286	1,201,266	1,200,647	1,222,064	1,189,436	1,056,890	943,524
Separate account assets	2,329,968	2,358,823	2,183,435	2,395,842	2,334,911	2,253,966	2,401,137
Total assets	$14,823,457	$14,751,736	$14,433,059	$15,027,732	$14,909,354	$14,565,704	$14,815,167

Liabilities:
Future policy benefits	$6,561,624	$6,491,564	$6,045,151	$6,742,025	$6,548,050	$6,436,332	$6,919,418
Other policy liabilities	996,747	970,198	938,665	963,773	954,350	908,419	911,485
Income taxes	201,850	169,487	227,866	135,248	197,714	135,050	20,524
Other liabilities	659,734	642,149	636,927	644,792	641,836	672,058	606,139
Debt obligations	593,106	593,307	593,508	593,709	593,909	594,110	594,311
Surplus note	1,459,565	1,433,101	1,417,056	1,386,592	1,376,028	1,353,014	1,330,090
Payable under securities lending	74,452	77,643	77,956	99,785	76,648	90,995	85,236
Separate account liabilities	2,329,968	2,358,823	2,183,435	2,395,842	2,334,911	2,253,966	2,401,137
Total liabilities	12,877,046	12,736,272	12,120,564	12,961,765	12,723,446	12,443,945	12,868,340

Stockholders’ equity:
Common stock ($0.01 par value) (1)	364	358	353	350	346	340	335
Paid-in capital	—	—	—	—	—	—	—
Retained earnings	2,177,428	2,190,223	2,215,378	2,276,947	2,285,944	2,122,839	2,132,015
Treasury stock	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	(208,157)	(226,250)	(269,604)	(170,008)	(181,537)	(187,346)	(103,510)
Effect of change in discount rate assumptions on the liability for future policy benefits	(11,966)	55,386	377,637	(39,086)	92,853	201,441	(71,241)
Cumulative translation adjustment	(11,259)	(4,253)	(11,269)	(2,235)	(11,698)	(15,514)	(10,771)
Total stockholders’ equity	1,946,411	2,015,464	2,312,495	2,065,967	2,185,908	2,121,759	1,946,827
Total liabilities and stockholders' equity	$14,823,457	$14,751,736	$14,433,059	$15,027,732	$14,909,354	$14,565,704	$14,815,167

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$1,946,411	$2,015,464	$2,312,495	$2,065,967	$2,185,908	$2,121,759	$1,946,827
Less: Net unrealized gains (losses)	(208,157)	(226,250)	(269,604)	(170,008)	(181,537)	(187,346)	(103,510)
Less: Effect of change in discount rate assumptions on the liability for future policy benefits	(11,966)	55,386	377,637	(39,086)	92,853	201,441	(71,241)
Adjusted stockholders’ equity	$2,166,533	$2,186,328	$2,204,462	$2,275,062	$2,274,592	$2,107,665	$2,121,579

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$2,141,707	$2,166,533	$2,186,328	$2,204,462	$2,275,062	$2,274,592	$2,107,665
Net Income	128,099	144,504	152,063	151,935	137,904	1,171	164,373
Shareholder dividends	(23,910)	(23,598)	(23,336)	(22,870)	(26,256)	(25,835)	(30,515)
Retirement of shares and warrants	(96,323)	(112,606)	(106,479)	(72,886)	(116,563)	(142,744)	(129,672)
Net foreign currency translation adjustment	1,020	7,005	(7,016)	9,035	(9,463)	(3,817)	4,744
Other, net	15,941	4,490	2,902	5,386	13,909	4,297	4,986
Balance, end of period	$2,166,533	$2,186,328	$2,204,462	$2,275,062	$2,274,592	$2,107,665	$2,121,579

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$3,188,502	$3,250,753	$3,319,844	$3,374,627	$3,447,234	$3,503,940	$3,566,126
General expenses deferred	10,777	10,692	10,764	9,910	11,156	11,235	11,424
Commission costs deferred	118,386	119,676	119,976	125,335	125,811	127,800	130,964
Amortization of deferred policy acquisition costs	(67,923)	(68,110)	(69,405)	(70,378)	(72,049)	(73,643)	(75,539)
Foreign currency impact and other, net	1,011	6,833	(6,551)	7,739	(8,211)	(3,207)	3,988
Balance, end of period	$3,250,753	$3,319,844	$3,374,627	$3,447,234	$3,503,940	$3,566,126	$3,636,964

(1)
Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

YOY Q3	YOY YTD
(Dollars in thousands, except per-share data)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	36,709,525	36,215,232	35,760,090	35,148,919	34,882,824	34,383,344	33,834,080	(1,926,010)	-5.4%	36,224,804	34,364,805	(1,859,999)	-5.1%

Net income from continuing operations	$130,820	$149,140	$157,453	$153,769	$148,414	$209,301	$194,737	$37,283	23.7%	$437,413	$552,452	$115,039	26.3%
Less income attributable to unvested participating securities	(589)	(625)	(662)	(655)	(608)	(96)	(704)	(42)	-6.4%	(1,880)	(1,871)	8	0.4%
Net income used in computing basic EPS	$130,232	$148,515	$156,791	$153,114	$147,806	$209,205	$194,033	$37,241	23.8%	$435,533	$550,580	$115,047	26.4%
Basic earnings per share	$3.55	$4.10	$4.38	$4.36	$4.24	$6.08	$5.73	$1.35	30.8%	$12.02	$16.02	$4.00	33.3%

Adjusted net operating income	$134,605	$150,042	$159,194	$152,188	$147,515	$170,964	$193,187	$33,992	21.4%	$443,841	$511,665	$67,824	15.3%
Less operating income attributable to unvested participating securities	(608)	(632)	(673)	(649)	(612)	(634)	(719)	(47)	-6.9%	(1,917)	(1,976)	(60)	-3.1%
Adjusted net operating income used in computing basic operating EPS	$133,997	$149,410	$158,522	$151,539	$146,902	$170,330	$192,467	$33,946	21.4%	$441,925	$509,689	$67,764	15.3%
Basic adjusted operating income per share	$3.65	$4.13	$4.43	$4.31	$4.21	$4.95	$5.69	$1.26	28.4%	$12.20	$14.83	$2.63	21.6%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	36,709,525	36,215,232	35,760,090	35,148,919	34,882,824	34,383,344	33,834,080	(1,926,010)	-5.4%	36,224,804	34,364,805	(1,859,999)	-5.1%
Dilutive impact of contingently issuable shares	94,123	74,712	62,182	59,473	53,938	56,591	56,960	(5,222)	-8.4%	77,006	55,830	(21,176)	-27.5%
Shares used to calculate diluted EPS	36,803,648	36,289,944	35,822,272	35,208,392	34,936,762	34,439,935	33,891,040	(1,931,232)	-5.4%	36,301,810	34,420,635	(1,881,175)	-5.2%

Net income from continuing operations	$130,820	$149,140	$157,453	$153,769	$148,414	$209,301	$194,737	$37,283	23.7%	$437,413	$552,452	$115,039	26.3%
Less income attributable to unvested participating securities	(587)	(624)	(661)	(654)	(607)	(96)	(703)	(42)	-6.4%	(1,877)	(1,869)	8	0.4%
Net income used in computing diluted EPS	$130,233	$148,516	$156,792	$153,115	$147,807	$209,205	$194,034	$37,241	23.8%	$435,537	$550,583	$115,046	26.4%
Diluted earnings per share	$3.54	$4.09	$4.38	$4.35	$4.23	$6.07	$5.72	$1.34	30.6%	$12.00	$16.00	$4.00	33.3%

Adjusted net operating income	$134,605	$150,042	$159,194	$152,188	$147,515	$170,964	$193,187	$33,992	21.4%	$443,841	$511,665	$67,824	15.3%
Less operating income attributable to unvested participating securities	(607)	(631)	(672)	(648)	(612)	(633)	(718)	(47)	-6.9%	(1,913)	(1,974)	(60)	-3.2%
Adjusted net operating income used in computing diluted operating EPS	$133,998	$149,411	$158,523	$151,540	$146,903	$170,330	$192,468	$33,946	21.4%	$441,928	$509,691	$67,763	15.3%
Diluted adjusted operating income per share	$3.64	$4.12	$4.43	$4.30	$4.20	$4.95	$5.68	$1.25	28.2%	$12.17	$14.81	$2.64	21.7%

Annualized Return on Equity
Average stockholders' equity	$1,988,832	$1,980,938	$2,163,980	$2,189,231	$2,125,938	$2,153,834	$2,034,293	$(129,687)	-6.0%	$2,044,583	$2,104,688	$60,105	2.9%
Average adjusted stockholders' equity	$2,154,120	$2,176,431	$2,195,395	$2,239,762	$2,274,827	$2,191,128	$2,114,622	$(80,773)	-3.7%	$2,175,315	$2,193,526	$18,210	0.8%

Net income from continuing ops return on stockholders' equity	26.3%	30.1%	29.1%	28.1%	27.9%	38.9%	38.3%	9.2%	nm	28.5%	35.0%	6.5%	nm
Net income from continuing ops return on adjusted stockholders' equity	24.3%	27.4%	28.7%	27.5%	26.1%	38.2%	36.8%	8.1%	nm	26.8%	33.6%	6.8%	nm

Adjusted net operating income return on adjusted stockholders' equity	25.0%	27.6%	29.0%	27.2%	25.9%	31.2%	36.5%	7.5%	nm	27.2%	31.1%	3.9%	nm

Capital Structure
Debt-to-capital (1)	23.4%	22.7%	20.4%	22.3%	21.4%	21.9%	23.4%	3.0%	nm	20.4%	23.4%	3.0%	nm
Debt-to-capital, excluding AOCI (1)	21.4%	21.3%	21.1%	20.7%	20.6%	21.9%	21.8%	0.7%	nm	21.1%	21.8%	0.7%	nm

Cash and invested assets to stockholders' equity	2.4	x	2.3	x	2.0	x	2.3	x	2.2	x	2.3	x	2.5	x	0.6	x	nm	2.0	x	2.5	x	0.6	x	nm
Cash and invested assets to adjusted stockholders' equity	2.2	x	2.1	x	2.1	x	2.1	x	2.1	x	2.3	x	2.3	x	0.3	x	nm	2.1	x	2.3	x	0.3	x	nm

Share count, end of period (2)	36,407,876	35,845,525	35,342,474	34,995,613	34,609,005	33,993,897	33,508,129	(1,834,345)	-5.2%	35,342,474	33,508,129	(1,834,345)	-5.2%
Adjusted stockholders' equity per share	$59.51	$60.99	$62.37	$65.01	$65.72	$62.00	$63.32	$0.94	1.5%	$62.37	$63.32	$0.94	1.5%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1	A1	A1	A1	A1	A1	A1	na	na	na	na	na	na
S&P	AA-	AA-	AA-	AA-	AA-	AA-	AA-	na	na	na	na	na	na
A.M. Best	A+	A+	A+	A+	A+	A+	A+	na	na	na	na	na	na

Holding Company Senior Debt Ratings
Moody's	Baa1	Baa1	Baa1	Baa1	Baa1	Baa1	Baa1	na	na	na	na	na	na
S&P	A-	A-	A-	A-	A-	A-	A-	na	na	na	na	na	na
A.M. Best	a-	a-	a-	a-	a-	a-	a-	na	na	na	na	na	na

(1)
Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)
Share count reflects outstanding common shares, which excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Statements of Income
Revenues:
Direct premiums	$817,872	$828,296	$831,681	$834,275	$841,046	$845,358	$852,452		$20,771	2.5%	$2,477,850	$2,538,856	$61,007	2.5%
Ceded premiums	(405,347)	(425,266)	(411,015)	(410,182)	(409,764)	(427,561)	(412,645)		(1,629)	-0.4%	(1,241,629)	(1,249,970)	(8,341)	-0.7%
Net premiums	412,525	403,030	420,666	424,093	431,283	417,797	439,807		19,142	4.6%	1,236,221	1,288,887	52,666	4.3%
Net investment income	31,065	32,398	34,730	37,644	37,806	38,452	41,109		6,379	18.4%	98,192	117,367	19,175	19.5%
Commissions and fees:
Sales-based (1)	72,388	74,958	72,996	76,274	88,746	101,178	96,269		23,272	31.9%	220,343	286,192	65,850	29.9%
Asset-based (2)	111,904	113,335	119,413	118,303	128,532	132,765	142,051		22,638	19.0%	344,652	403,348	58,696	17.0%
Account-based (3)	22,790	23,095	23,344	23,960	23,180	23,740	24,107		764	3.3%	69,229	71,027	1,797	2.6%
Other commissions and fees	8,710	10,371	11,761	9,251	8,487	10,511	9,474		(2,287)	-19.4%	30,841	28,472	(2,370)	-7.7%
Investment (losses) gains	(4,608)	(328)	(1,795)	835	1,305	(99)	2,209		4,004	nm	(6,730)	3,415	10,145	nm
Other, net	16,553	16,636	16,380	15,830	16,611	66,612	19,103		2,722	16.6%	49,569	102,326	52,756	106.4%
Total revenues	671,327	673,496	697,495	706,189	735,950	790,955	774,129		76,633	11.0%	2,042,318	2,301,033	258,715	12.7%
Benefits and expenses:
Benefits and claims	163,267	148,911	162,062	168,739	166,321	150,030	164,363		2,302	1.4%	474,240	480,714	6,474	1.4%
Future policy benefits remeasurement (gain)/loss	559	(1,867)	179	746	55	(4,329)	(23,019)		(23,198)	nm	(1,129)	(27,294)	(26,164)	nm
Amortization of DAC	67,923	68,110	69,405	70,378	72,049	73,643	75,539		6,133	8.8%	205,438	221,231	15,793	7.7%
Insurance commissions	8,138	9,142	7,911	9,030	9,634	7,399	7,180		(731)	-9.2%	25,192	24,213	(978)	-3.9%
Insurance expenses	61,125	59,093	57,821	57,420	63,149	62,685	63,529		5,708	9.9%	178,039	189,363	11,323	6.4%
Sales commissions:
Sales-based (1)	52,452	53,630	52,343	54,057	62,814	70,509	66,333		13,990	26.7%	158,425	199,655	41,231	26.0%
Asset-based (2)	54,276	55,085	58,793	58,388	64,208	66,525	71,012		12,219	20.8%	168,154	201,745	33,591	20.0%
Other sales commissions	4,147	4,907	5,064	4,303	4,117	5,120	4,909		(155)	-3.1%	14,118	14,146	28	0.2%
Interest expense	6,690	6,686	6,632	6,586	6,771	6,099	6,093		(539)	-8.1%	20,008	18,964	(1,044)	-5.2%
Other operating expenses	82,047	74,868	70,903	76,821	93,443	80,506	83,612		12,709	17.9%	227,818	257,561	29,743	13.1%
Total benefits and expenses	500,623	478,567	491,112	506,468	542,561	518,186	519,551		28,439	5.8%	1,470,302	1,580,297	109,995	7.5%
Income from continuing operations before income taxes	170,704	194,929	206,383	199,722	193,389	272,769	254,578		48,194	23.4%	572,016	720,735	148,720	26.0%
Income taxes	39,883	45,789	48,930	45,953	44,975	63,467	59,841		10,911	22.3%	134,603	168,284	33,681	25.0%
Net Income from continuing operations	130,820	149,140	157,453	153,769	148,414	209,301	194,737		37,283	23.7%	437,413	552,452	115,039	26.3%
Net Income from discontinued operations net of tax	(2,722)	(4,635)	(5,391)	(1,834)	(10,510)	(208,131)	(30,364)		(24,974)	nm	(12,748)	(249,005)	(236,257)	nm
Net Income	$128,099	$144,504	$152,063	$151,935	$137,904	$1,171	$164,373		$12,310	8.1%	$424,666	$303,447	$(121,219)	-28.5%

Income from Continuing Operations Before Income Taxes by Segment

Term Life Insurance	$130,540	$140,115	$141,223	$140,285	$138,367	$147,780	$178,353		$37,131	26.3%	$411,877	$464,501	$52,623	12.8%
Investment & Savings Products	56,107	59,583	64,374	62,763	65,563	74,783	79,912		15,538	24.1%	180,064	220,257	40,193	22.3%
Corporate & Other Distributed Products	(15,944)	(4,769)	787	(3,327)	(10,542)	50,206	(3,687)		(4,474)	nm	(19,926)	35,977	55,903	nm
Income before income taxes	$170,704	$194,929	$206,383	$199,722	$193,389	$272,769	$254,578		$48,195	23.4%	$572,016	$720,735	$148,720	26.0%

(1)
Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)
Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)
Account-based - revenues relating to the fee generating client accounts we administer.

6 of 17

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Reconciliation from Term Life Insurance Direct Premiums to Term Life Insurance Adjusted Direct Premiums
Term Life Insurance direct premiums	$812,880	$823,297	$826,665	$829,918	$836,321	$840,668	$847,626		$20,961	2.5%	$2,462,842	$2,524,615	$61,773	2.5%
Less: Premiums ceded to IPO Coinsurers	220,240	216,740	212,951	210,310	206,502	201,566	198,726		(14,225)	-6.7%	649,931	606,794	(43,137)	-6.6%
Term Life Insurance adjusted direct premiums	$592,640	$606,557	$613,714	$619,608	$629,819	$639,102	$648,900		$35,186	5.7%	$1,812,911	$1,917,820	$104,910	5.8%

Reconciliation from Term Life Insurance Ceded Premiums to Term Life Insurance Other Ceded Premiums
Term Life Insurance ceded premiums	$(404,044)	$(423,704)	$(409,801)	$(410,456)	$(408,558)	$(426,348)	$(411,526)		$(1,726)	-0.4%	$(1,237,548)	$(1,246,433)	$(8,885)	-0.7%
Less: Premiums ceded to IPO Coinsurers	(220,240)	(216,740)	(212,951)	(210,310)	(206,502)	(201,566)	(198,726)		14,225	6.7%	(649,931)	(606,794)	43,137	6.6%
Term Life Insurance other ceded premiums	$(183,804)	$(206,964)	$(196,849)	$(200,146)	$(202,056)	$(224,782)	$(212,800)		$(15,951)	-8.1%	$(587,617)	$(639,638)	$(52,022)	-8.9%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$31,065	$32,398	$34,730	$37,644	$37,806	$38,452	$41,109		$6,379	18.4%	$98,192	$117,367	$19,175	19.5%
Less: MTM investment adjustments	(327)	(852)	(481)	1,215	(137)	189	1,830		nm	nm	(1,661)	1,883	nm	nm
Adjusted net investment income	$31,392	$33,250	$35,212	$36,429	$37,943	$38,263	$39,279		$4,067	11.6%	$99,853	$115,485	$15,631	15.7%

Reconciliation from Other Operating Expenses to Adjusted other operating expenses
Other operating expenses	$82,047	$74,868	$70,903	$76,821	$93,443	$80,506	$83,612		$12,709	17.9%	$227,818	$257,561	$29,743	13.1%
Less: Restructuring costs	—	—	—	—	—	824	2,013		nm	nm	—	2,837	nm	nm
Adjusted other operating expenses	$82,047	$74,868	$70,903	$76,821	$93,443	$79,682	$81,599		$10,696	15.1%	$227,818	$254,724	$26,906	11.8%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$671,327	$673,496	$697,495	$706,189	$735,950	$790,955	$774,129		$76,633	11.0%	$2,042,318	$2,301,033	$258,715	12.7%
Less: Investment (losses) gains	(4,608)	(328)	(1,795)	835	1,305	(99)	2,209		nm	nm	(6,730)	3,415	nm	nm
Less: MTM investment adjustments	(327)	(852)	(481)	1,215	(137)	189	1,830		nm	nm	(1,661)	1,883	nm	nm
Less: Insurance claim proceeds	—	—	—	—	—	50,000	—		nm	nm	—	50,000	nm	nm
Adjusted operating revenues	$676,262	$674,675	$699,772	$704,140	$734,781	$740,865	$770,089		$70,318	10.0%	$2,050,709	$2,245,735	$195,026	9.5%

Reconciliation from Income from Continuing Operations Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income from continuing operations before income taxes	$170,704	$194,929	$206,383	$199,722	$193,389	$272,769	$254,578		$48,194	23.4%	$572,016	$720,735	$148,720	26.0%
Less: Investment (losses) gains	(4,608)	(328)	(1,795)	835	1,305	(99)	2,209		nm	nm	(6,730)	3,415	nm	nm
Less: MTM investment adjustments	(327)	(852)	(481)	1,215	(137)	189	1,830		nm	nm	(1,661)	1,883	nm	nm
Less: Insurance claim proceeds	—	—	—	—	—	50,000	—		nm	nm	—	50,000	nm	nm
Less: Restructuring costs	—	—	—	—	—	(824)	(2,013)		nm	nm	—	(2,837)	nm	nm
Adjusted operating income before income taxes	$175,639	$196,108	$208,660	$197,672	$192,220	$223,503	$252,552		$43,892	21.0%	$580,407	$668,275	$87,868	15.1%

Reconciliation from Net Income from Continuing Operations to Adjusted Net Operating Income
Net income from continuing operations	$130,820	$149,140	$157,453	$153,769	$148,414	$209,301	$194,737		$37,283	23.7%	$437,413	$552,452	$115,039	26.3%
Less: Investment (losses) gains	(4,608)	(328)	(1,795)	835	1,305	(99)	2,209		nm	nm	(6,730)	3,415	nm	nm
Less: MTM investment adjustments	(327)	(852)	(481)	1,215	(137)	189	1,830		nm	nm	(1,661)	1,883	nm	nm
Less: Insurance claim proceeds	—	—	—	—	—	50,000	—		nm	nm	—	50,000	nm	nm
Less: Restructuring costs	—	—	—	—	—	(824)	(2,013)		nm	nm	—	(2,837)	nm	nm
Less: Tax impact of preceding items	1,151	277	535	(469)	(269)	152	(476)		nm	nm	1,963	(594)	nm	nm
Less: Valuation allowance on Senior Health NOLs	—	—	—	—	—	(11,080)	—		nm	nm	—	(11,080)	nm	nm
Adjusted net operating income	$134,605	$150,042	$159,194	$152,188	$147,515	$170,964	$193,187		$33,992	21.4%	$443,841	$511,665	$67,824	15.3%

7 of 17

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(15,944)	$(4,769)	$787	$(3,327)	$(10,542)	$50,206	$(3,687)		$(4,474)	nm	$(19,926)	$35,977	$55,903	nm
Less: Investment (losses) gains	(4,608)	(328)	(1,795)	835	1,305	(99)	2,209		nm	nm	(6,730)	3,415	nm	nm
Less: MTM investment adjustments	(327)	(852)	(481)	1,215	(137)	189	1,830		nm	nm	(1,661)	1,883	nm	nm
Less: Insurance claim proceeds	—	—	—	—	—	50,000	—		nm	nm	—	50,000	nm	nm
Less: Restructuring costs	—	—	—	—	—	(824)	(2,013)		nm	nm	—	(2,837)	nm	nm
Adjusted operating income before income taxes	$(11,008)	$(3,589)	$3,063	$(5,377)	$(11,710)	$940	$(5,713)		$(8,776)	nm	$(11,535)	$(16,483)	$(4,949)	-42.9%

8 of 17

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$812,880	$823,297	$826,665	$829,918	$836,321	$840,668	$847,626		$20,961	2.5%	$2,462,842	$2,524,615	$61,773	2.5%
Premiums ceded to IPO coinsurers (1)	(220,240)	(216,740)	(212,951)	(210,310)	(206,502)	(201,566)	(198,726)		14,225	6.7%	(649,931)	(606,794)	43,137	6.6%
Adjusted direct premiums (2)	592,640	606,557	613,714	619,608	629,819	639,102	648,900		35,186	5.7%	1,812,911	1,917,820	104,910	5.8%
Other ceded premiums (3)	(183,804)	(206,964)	(196,849)	(200,146)	(202,056)	(224,782)	(212,800)		(15,951)	-8.1%	(587,617)	(639,638)	(52,022)	-8.9%
Net premiums	408,836	399,594	416,864	419,462	427,762	414,320	436,099		19,235	4.6%	1,225,294	1,278,182	52,888	4.3%
Other, net	12,233	12,280	11,909	11,865	12,649	12,624	14,206		2,297	19.3%	36,421	39,479	3,058	8.4%
Revenues	421,069	411,873	428,773	431,327	440,412	426,944	450,305		21,532	5.0%	1,261,715	1,317,661	55,946	4.4%

Benefits and expenses:
Benefits and claims	158,940	143,855	158,508	160,782	163,847	146,268	160,652		2,144	1.4%	461,303	470,766	9,464	2.1%
Future policy benefits remeasurement (gain)/loss	1,035	(1,312)	251	(187)	(319)	(4,280)	(28,203)		(28,453)	nm	(26)	(32,802)	(32,776)	nm
Amortization of DAC	66,068	66,004	67,720	69,012	70,491	71,916	73,698		5,978	8.8%	199,792	216,105	16,313	8.2%
Insurance commissions	4,590	5,496	4,373	5,356	6,047	3,785	3,410		(963)	-22.0%	14,459	13,242	(1,216)	-8.4%
Insurance expenses	59,896	57,717	56,698	56,080	61,979	61,476	62,395		5,697	10.0%	174,310	185,849	11,539	6.6%
Benefits and expenses	290,529	271,759	287,549	291,042	302,044	279,164	271,952		(15,597)	-5.4%	849,837	853,161	3,324	0.4%
Income before income taxes	$130,540	$140,115	$141,224	$140,285	$138,367	$147,780	$178,353		$37,130	26.3%	$411,878	$464,501	$52,623	12.8%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$477,227	$489,826	$495,769	$499,965	$508,687	$517,691	$525,697		$29,928	6.0%	$1,462,823	$1,552,074	$89,252	6.1%
Pre-IPO direct premiums (5)	335,652	333,471	330,896	329,953	327,634	322,977	321,929		(8,967)	-2.7%	1,000,019	972,541	(27,479)	-2.7%
Total direct premiums	$812,880	$823,297	$826,665	$829,918	$836,321	$840,668	$847,626		$20,961	2.5%	$2,462,842	$2,524,615	$61,773	2.5%

Premiums ceded to IPO coinsurers	$220,240	$216,740	$212,951	$210,310	$206,502	$201,566	$198,726		$(14,225)	-6.7%	$649,931	$606,794	$(43,137)	-6.6%
% of Pre-IPO direct premiums	65.6%	65.0%	64.4%	63.7%	63.0%	62.4%	61.7%		nm	nm	65.0%	62.4%	nm	nm

Benefits and claims, net (6)	$343,779	$349,506	$355,608	$360,741	$365,584	$366,770	$345,249		$(10,359)	-2.9%	$1,048,893	$1,077,602	$28,709	2.7%
% of adjusted direct premiums	58.0%	57.6%	57.9%	58.2%	58.0%	57.4%	53.2%		nm	nm	57.9%	56.2%	nm	nm

DAC amortization & insurance commissions	$70,657	$71,500	$72,093	$74,367	$76,538	$75,701	$77,108		$5,015	7.0%	$214,250	$229,347	$15,097	7.0%
% of adjusted direct premiums	11.9%	11.8%	11.7%	12.0%	12.2%	11.8%	11.9%		nm	nm	11.8%	12.0%	nm	nm

Insurance expenses, net (7)	$47,663	$45,437	$44,789	$44,215	$49,329	$48,851	$48,189		$3,400	7.6%	$137,889	$146,370	$8,481	6.2%
% of adjusted direct premiums	8.0%	7.5%	7.3%	7.1%	7.8%	7.6%	7.4%		nm	nm	7.6%	7.6%	nm	nm

Total Term Life income before income taxes	$130,540	$140,115	$141,224	$140,285	$138,367	$147,780	$178,353		$37,130	26.3%	$411,878	$464,501	$52,623	12.8%
Term Life operating margin (8)	22.0%	23.1%	23.0%	22.6%	22.0%	23.1%	27.5%		nm	nm	22.7%	24.2%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.
(2)
Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)
Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)
Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)
Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)
Benefits and claims, net - benefits & claims and remeasurement (gain)/loss net of other ceded premiums which are largely yearly renewable term.
(7)
Insurance expenses, net - insurance expenses net of other, net revenues.
(8)
Term Life Insurance operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 17

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	135,208	136,430	137,806	139,053	141,572	142,855	145,789		7,983	5.8%	135,208	141,572	6,364	4.7%
New life-licensed representatives	11,118	12,638	12,311	13,029	12,949	14,402	14,349		2,038	16.6%	36,067	41,700	5,633	15.6%
Non-renewal and terminated representatives	(9,896)	(11,262)	(11,064)	(10,510)	(11,666)	(11,468)	(11,248)		(184)	-1.7%	(32,222)	(34,382)	(2,160)	-6.7%
Life-insurance licensed sales force, end of period	136,430	137,806	139,053	141,572	142,855	145,789	148,890		9,837	7.1%	139,053	148,890	9,837	7.1%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$70.7	$82.0	$74.0	$75.6	$73.1	$86.7	$80.2		$6.1	8.3%	$226.7	$239.9	$13.2	5.8%
Additions and increases in premium	18.2	19.7	18.7	17.7	18.1	19.9	18.8		0.1	0.7%	56.6	56.8	0.2	0.4%
Total estimated annualized issued term life premium	$88.9	$101.7	$92.7	$93.3	$91.2	$106.5	$99.0		$6.3	6.7%	$283.3	$296.7	$13.4	4.7%

Issued term life policies	84,561	96,953	88,589	88,757	86,587	100,768	93,377		4,788	5.4%	270,103	280,732	10,629	3.9%
Estimated average annualized issued term life premium per policy (1)(2)	$836	$846	$836	$852	$844	$860	$859		$23	2.7%	$839	$855	$15	1.8%

Term life face amount in-force, beginning of period ($mills)	$916,808	$922,845	$934,867	$937,856	$944,609	$947,101	$950,880		$16,014	1.7%	$916,808	$944,609	$27,802	3.0%
Issued term life face amount (3)	28,124	32,203	29,452	29,322	28,725	33,155	30,793		1,340	4.6%	89,780	92,673	2,893	3.2%
Terminated term life face amount	(22,210)	(22,583)	(24,143)	(25,293)	(23,323)	(28,241)	(25,264)		(1,121)	-4.6%	(68,936)	(76,827)	(7,891)	-11.4%
Foreign currency impact, net	124	2,401	(2,320)	2,724	(2,911)	(1,134)	1,402		3,722	nm	205	(2,644)	(2,849)	nm
Term life face amount in-force, end of period	$922,845	$934,867	$937,856	$944,609	$947,101	$950,880	$957,811		$19,955	2.1%	$937,856	$957,811	$19,955	2.1%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)
In whole dollars.
(3)
Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 17

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$72,388	$74,958	$72,996	$76,274	$88,746	$101,178	$96,269		$23,272	31.9%	$220,343	$286,192	$65,850	29.9%
Asset-based	111,904	113,335	119,413	118,303	128,532	132,765	142,051		22,638	19.0%	344,652	403,348	58,696	17.0%
Account-based	22,790	23,095	23,344	23,960	23,180	23,740	24,107		764	3.3%	69,229	71,027	1,797	2.6%
Other, net	3,120	3,121	3,145	3,119	3,258	3,224	3,646		501	15.9%	9,385	10,128	743	7.9%
Revenues	210,202	214,509	218,898	221,656	243,716	260,906	266,073		47,175	21.6%	643,610	770,695	127,086	19.7%

Benefits and expenses:
Amortization of DAC	1,493	1,409	1,311	1,267	1,201	1,478	1,540		230	17.5%	4,212	4,219	7	0.2%
Insurance commissions	3,308	3,273	3,321	3,246	3,400	3,343	3,499		178	5.4%	9,902	10,242	339	3.4%
Sales commissions:
Sales-based	52,452	53,630	52,343	54,057	62,814	70,509	66,333		13,990	26.7%	158,425	199,655	41,231	26.0%
Asset-based	54,276	55,085	58,793	58,388	64,208	66,525	71,012		12,219	20.8%	168,154	201,745	33,591	20.0%
Other operating expenses	42,567	41,529	38,757	41,935	46,531	44,269	43,778		5,021	13.0%	122,852	134,577	11,725	9.5%
Benefits and expenses	154,095	154,926	154,524	158,893	178,153	186,123	186,161		31,637	20.5%	463,545	550,438	86,893	18.7%
Income before income taxes	$56,107	$59,583	$64,374	$62,763	$65,563	$74,783	$79,912		$15,538	24.1%	$180,064	$220,257	$40,193	22.3%

Financial Analysis

Fees paid based on client asset values (1)	$8,034	$8,142	$8,608	$8,102	$9,342	$9,548	$10,156		$1,548	18.0%	$24,784	$29,046	$4,262	17.2%
Fees paid based on fee-generating positions (2)	11,528	10,216	9,469	10,270	11,426	10,483	10,392		923	9.7%	31,213	32,300	1,088	3.5%
Other operating expenses	23,005	23,171	20,680	23,563	25,763	24,238	23,230		2,550	12.3%	66,856	73,231	6,375	9.5%
Total other operating expenses	$42,567	$41,529	$38,757	$41,935	$46,531	$44,269	$43,778		$5,021	13.0%	$122,852	$134,577	$11,725	9.5%

Sales-based variable margin as % of revenue-generating sales (3)
U.S.	1.21%	1.21%	1.22%	1.27%	1.25%	1.33%	1.37%		nm	nm	1.21%	1.32%	nm	nm
Canada	0.33%	0.37%	0.41%	0.45%	0.48%	0.37%	0.34%		nm	nm	0.36%	0.40%	nm	nm
Total	1.13%	1.16%	1.17%	1.22%	1.19%	1.27%	1.31%		nm	nm	1.15%	1.26%	nm	nm

Asset-based variable margin as % of average asset values (4)
U.S.	0.042%	0.041%	0.042%	0.042%	0.041%	0.041%	0.042%		nm	nm	0.126%	0.123%	nm	nm
Canada	0.102%	0.104%	0.105%	0.105%	0.104%	0.104%	0.109%		nm	nm	0.311%	0.317%	nm	nm
Total	0.052%	0.051%	0.052%	0.052%	0.051%	0.050%	0.052%		nm	nm	0.155%	0.153%	nm	nm

Account-based variable margin per average fee generating position (5)(6)	$3.58	$4.07	$4.36	$4.29	$3.67	$4.10	$4.21		nm	nm	$12.02	$11.98	nm	nm

(1)
Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)
Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)
Sales-based variable margin - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)
Asset-based variable margin - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.
(5)
Account-based variable margin - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)
In whole dollars.

11 of 17

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$971.7	$998.5	$956.9	$970.9	$1,162.2	$1,228.6	$1,162.7		$205.9	21.5%	$2,927.0	$3,553.5	$626.4	21.4%
Canada Retail Mutual Funds	149.8	106.2	110.1	112.0	179.6	147.6	146.2		36.1	32.8%	366.1	473.4	107.3	29.3%
Indexed Annuities	80.7	89.3	72.7	68.9	81.0	98.0	89.5		16.8	23.0%	242.8	268.5	25.7	10.6%
Variable Annuities and other	556.4	649.1	628.8	671.9	756.0	941.4	891.5		262.7	41.8%	1,834.3	2,588.9	754.7	41.1%
Total sales-based revenue generating product sales	1,758.6	1,843.1	1,768.5	1,823.7	2,178.8	2,415.6	2,289.9		521.4	29.5%	5,370.2	6,884.3	1,514.1	28.2%
Managed Accounts	306.1	317.0	236.0	353.2	370.9	456.1	411.9		175.9	74.5%	859.1	1,238.8	379.7	44.2%
Canada Retail Mutual Funds - no upfront sales comm	183.4	193.6	152.4	161.8	197.7	196.5	189.4		37.1	24.3%	529.3	583.6	54.3	10.3%
Segregated Funds	51.9	27.9	17.4	17.2	23.0	14.8	13.9		(3.4)	-19.8%	97.2	51.7	(45.5)	-46.8%
Total product sales	$2,300.0	$2,381.6	$2,174.2	$2,355.9	$2,770.4	$3,082.9	$2,905.1		$730.9	33.6%	$6,855.8	$8,758.4	$1,902.6	27.8%

Total Canada Retail Mutual Funds	$333.2	$299.8	$262.5	$273.8	$377.4	$344.1	$335.6		$73.1	27.9%	$895.4	$1,057.0	$161.6	18.0%
Segregated Funds	51.9	27.9	17.4	17.2	23.0	14.8	13.9		(3.4)	-19.8%	97.2	51.7	(45.5)	-46.8%
Total Canada product sales	385.0	327.7	279.8	291.0	400.4	358.8	349.5		69.7	24.9%	992.6	1,108.7	116.1	11.7%
Total U.S. product sales	1,914.9	2,053.9	1,894.4	2,065.0	2,370.0	2,724.1	2,555.6		661.3	34.9%	5,863.2	7,649.7	1,786.5	30.5%
Total product sales	$2,300.0	$2,381.6	$2,174.2	$2,355.9	$2,770.4	$3,082.9	$2,905.1		$730.9	33.6%	$6,855.8	$8,758.4	$1,902.6	27.8%

Client asset values, beginning of period ($mills)	$83,949	$87,621	$91,646	$88,441	$96,735	$103,340	$105,112		$13,467	14.7%	$83,949	$96,735	$12,786	15.2%
Inflows	2,300	2,382	2,174	2,356	2,770	3,083	2,905		731	33.6%	6,856	8,758	1,903	27.8%
Outflows (1)	(1,658)	(1,839)	(1,982)	(2,184)	(2,497)	(2,660)	(2,461)		(479)	-24.2%	(5,479)	(7,617)	(2,138)	-39.0%
Net flows	642	542	192	172	274	423	444		252	131.0%	1,377	1,141	(236)	-17.1%
Foreign currency impact, net	16	315	(303)	344	(392)	(163)	203		506	nm	27	(352)	(379)	nm
Change in market value, net and other (2)	3,014	3,168	(3,094)	7,777	6,724	1,512	5,487		8,581	nm	3,088	13,723	10,635	nm
Client asset values, end of period	$87,621	$91,646	$88,441	$96,735	$103,340	$105,112	$111,247		$22,806	25.8%	$88,441	$111,247	$22,806	25.8%
Annualized net flows as % of beginning of period asset values	3.1%	2.5%	0.8%	0.8%	1.1%	1.6%	1.7%		0.9%	nm	2.2%	1.6%	-0.6%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$42,096	$43,225	$44,748	$44,622	$49,013	$50,560	$52,721		$7,972	17.8%	$43,357	$50,765	$7,408	17.1%
Canada Retail Mutual Funds	11,345	11,567	11,817	11,722	12,850	13,259	13,959		2,142	18.1%	11,576	13,356	1,780	15.4%
Managed Accounts	7,338	7,613	7,850	7,851	8,806	9,376	10,216		2,366	30.1%	7,600	9,466	1,866	24.5%
Indexed Annuities	2,729	2,760	2,793	2,807	2,824	2,868	2,908		115	4.1%	2,761	2,867	106	3.8%
Variable Annuities and other	20,744	21,323	21,999	21,762	23,665	24,663	26,014		4,015	18.2%	21,355	24,781	3,425	16.0%
Segregated Funds	2,329	2,324	2,298	2,232	2,344	2,266	2,334		37	1.6%	2,317	2,315	(2)	-0.1%
Total	$86,581	$88,813	$91,505	$90,995	$99,502	$102,993	$108,152		$16,646	18.2%	$88,966	$103,549	$14,582	16.4%

Canada Retail Mutual Funds	$11,345	$11,567	$11,817	$11,722	$12,850	$13,259	$13,959		$2,142	18.1%	$11,576	$13,356	$1,780	15.4%
Segregated Funds	2,329	2,324	2,298	2,232	2,344	2,266	2,334		37	1.6%	2,317	2,315	(2)	-0.1%
Total Canada average client assets	13,674	13,891	14,115	13,954	15,194	15,526	16,293		2,178	15.4%	13,893	15,671	1,778	12.8%
Total U.S. average client assets	72,907	74,922	77,391	77,042	84,308	87,468	91,858		14,468	18.7%	75,073	87,878	12,805	17.1%
Total average client assets	$86,581	$88,813	$91,505	$90,995	$99,502	$102,993	$108,152		$16,646	18.2%	$88,966	$103,549	$14,582	16.4%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,316	2,331	2,342	2,351	2,359	2,378	2,393		51	2.2%	2,330	2,377	47	2.0%
Recordkeeping only	829	834	839	842	847	857	865		26	3.1%	834	857	22	2.7%
Total	3,145	3,165	3,181	3,193	3,206	3,235	3,258		77	2.4%	3,164	3,233	69	2.2%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the Company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(2)
Change in market value, net - market value fluctuations net of fees and expenses.
(3)
Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 17

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$4,993	$4,999	$5,016	$4,358	$4,725	$4,690	$4,826		$(190)	-3.8%	$15,008	$14,241	$(766)	-5.1%
Ceded premiums	(1,304)	(1,562)	(1,215)	273	(1,205)	(1,213)	(1,118)		97	8.0%	(4,081)	(3,537)	544	13.3%
Net premiums	3,689	3,436	3,801	4,631	3,520	3,477	3,708		(93)	-2.5%	10,927	10,705	(222)	-2.0%
Adjusted net investment income	31,392	33,250	35,213	36,429	37,943	38,263	39,279		4,066	11.5%	99,854	115,485	15,630	15.7%
Commissions and fees:
Prepaid legal services	3,991	4,421	5,311	3,806	3,591	3,924	4,070		(1,242)	-23.4%	13,723	11,586	(2,138)	-15.6%
Auto and homeowners insurance	1,831	2,349	2,951	2,133	1,777	2,413	1,375		(1,575)	-53.4%	7,131	5,566	(1,565)	-21.9%
Mortgage loans	1,211	1,775	1,733	1,530	1,499	2,211	2,384		651	37.5%	4,720	6,095	1,375	29.1%
Other sales commissions	1,676	1,826	1,765	1,781	1,618	1,963	1,645		(121)	-6.8%	5,268	5,226	(42)	-0.8%
Adjusted other, net	1,200	1,236	1,327	846	704	764	1,251		(76)	-5.7%	3,763	2,718	(1,045)	-27.8%
Adjusted operating revenues	44,990	48,293	52,102	51,157	50,653	53,014	53,711		1,610	3.1%	145,385	157,379	11,994	8.2%

Benefits and expenses:
Benefits and claims	4,327	5,057	3,554	7,957	2,475	3,762	3,712		158	4.4%	12,937	9,948	(2,990)	-23.1%
Future policy benefits remeasurement (gain)/loss	(477)	(554)	(72)	933	374	(49)	5,184		5,255	nm	(1,103)	5,509	6,611	nm
Amortization of DAC	362	697	375	99	357	250	300		(74)	-19.8%	1,434	907	(527)	-36.8%
Insurance commissions	241	373	217	429	187	271	272		54	25.1%	831	729	(101)	-12.2%
Insurance expenses	1,229	1,377	1,123	1,341	1,171	1,209	1,134		11	1.0%	3,729	3,513	(216)	-5.8%
Sales commissions	4,147	4,907	5,064	4,303	4,117	5,120	4,909		(155)	-3.1%	14,118	14,146	28	0.2%
Interest expense	6,690	6,686	6,632	6,586	6,771	6,099	6,093		(539)	-8.1%	20,008	18,964	(1,044)	-5.2%
Adjusted other operating expenses	39,480	33,340	32,146	34,886	46,913	35,413	37,821		5,675	17.7%	104,965	120,147	15,181	14.5%
Adjusted benefits and expenses	55,999	51,882	49,039	56,533	62,363	52,074	59,425		10,386	21.2%	156,920	173,862	16,942	10.8%
Adjusted operating income before income taxes	$(11,008)	$(3,589)	$3,063	$(5,377)	$(11,710)	$940	$(5,713)		$(8,776)	nm	$(11,535)	$(16,483)	$(4,949)	-42.9%

13 of 17

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended September 30, 2024
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$550,142	$550,142	$-	15.4%	14.8%

Fixed Income:
Treasury	17,249	17,398	(150)	0.5%	0.5%	2.90%	AAA
Government	257,497	268,994	(11,497)	7.2%	7.3%	3.26%	AA-
Tax-Exempt Municipal	33,483	35,715	(2,231)	0.9%	1.0%	2.70%	AA
Corporate	1,516,772	1,562,848	(46,076)	42.4%	42.1%	4.17%	BBB+
Mortgage Backed	514,496	563,036	(48,540)	14.4%	15.2%	3.63%	AAA
Asset Backed	229,887	234,202	(4,315)	6.4%	6.3%	4.78%	AA-
Cmbs	106,142	116,062	(9,920)	3.0%	3.1%	3.66%	AA-
Private	318,639	326,970	(8,330)	8.9%	8.8%	5.01%	BBB+
Redeemable Preferred	4,024	4,248	(224)	0.1%	0.1%	5.37%	BBB-
Total Fixed Income	2,998,190	3,129,474	(131,284)	83.8%	84.4%	4.09%	A

Equities and Other:
Perpetual Preferred	4,594	4,594	-	0.1%	0.1%
Common Stock	19,917	19,917	(0)	0.6%	0.5%
Mutual Fund	3,899	3,899	(0)	0.1%	0.1%
Total Equities	28,411	28,411	(0)	0.8%	0.8%

Total Invested Assets	$3,576,743	$3,708,026	$(131,284)	100.0%	100.0%

Public Corporate Portfolio by Sector

Insurance	$205,627	$212,283	$(6,656)	13.6%	13.6%
Energy	188,010	191,401	(3,391)	12.4%	12.2%
Consumer Non Cyclical	142,556	150,940	(8,383)	9.4%	9.7%
Reits	130,366	137,877	(7,511)	8.6%	8.8%
Consumer Cyclical	125,618	129,741	(4,123)	8.3%	8.3%
Technology	105,526	107,764	(2,238)	7.0%	6.9%
Capital Goods	99,474	100,862	(1,388)	6.6%	6.5%
Electric	97,619	98,171	(552)	6.4%	6.3%
Banking	86,527	86,155	372	5.7%	5.5%
Basic Industry	66,044	69,093	(3,049)	4.4%	4.4%
Communications	63,644	65,299	(1,655)	4.2%	4.2%
Finance Companies	63,475	65,494	(2,019)	4.2%	4.2%
Transportation	56,513	58,186	(1,673)	3.7%	3.7%
Brokerage	49,253	51,636	(2,383)	3.2%	3.3%
Natural Gas	17,957	17,635	322	1.2%	1.1%
Industrial Other	6,051	6,739	(688)	0.4%	0.4%
Financial Other	5,638	5,857	(220)	0.4%	0.4%
Utility Other	4,847	5,391	(544)	0.3%	0.3%
Owned No Guarantee	2,029	2,325	(296)	0.1%	0.1%
Total Corporate portfolio	$1,516,772	$1,562,848	$(46,076)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$254,572	$256,039	$(1,467)	8.5%	8.2%	3.95%
1-2 Yrs.	292,466	297,010	(4,544)	9.8%	9.5%	3.92%
2-5 Yrs.	770,080	783,397	(13,317)	25.7%	25.0%	4.30%
5-10 Yrs.	1,179,081	1,270,736	(91,655)	39.3%	40.6%	3.65%
> 10 Yrs.	501,991	522,292	(20,300)	16.7%	16.7%	4.98%
Total Fixed Income	$2,998,190	$3,129,474	$(131,284)	100.0%	100.0%	4.09%

Duration

Fixed Income portfolio duration	5.2	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 17

Investment Portfolio - Quality Ratings As of September 30, 2024	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$606,188	19.4%
AA	413,685	13.2%
A	761,891	24.3%
BBB	1,308,306	41.8%
Below Investment Grade	38,707	1.2%
NA	697	0.0%
Total Fixed Income	$3,129,474	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$10,560	0.7%	AAA	$-	—
AA	60,882	3.9%	AA	8,950	2.7%
A	406,306	26.0%	A	81,537	24.9%
BBB	1,049,226	67.1%	BBB	235,278	72.0%
Below Investment Grade	35,698	2.3%	Below Investment Grade	1,205	0.4%
NA	176	0.0%	NA	-	—
Total Corporate	$1,562,848	100.0%	Total Private	$326,970	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$50,881	43.8%	AAA	$452,287	80.3%
AA	9,940	8.6%	AA	110,567	19.6%
A	51,976	44.8%	A	102	0.0%
BBB	3,265	2.8%	BBB	-	—
Below Investment Grade	-	—	Below Investment Grade	60	0.0%
NA	-	—	NA	21	0.0%
Total CMBS	$116,062	100.0%	Total Mortgage-Backed	$563,036	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$61,020	26.1%	AAA	$30,762	10.7%
AA	33,725	14.4%	AA	162,403	56.7%
A	137,894	58.9%	A	77,281	27.0%
BBB	-	—	BBB	15,264	5.3%
Below Investment Grade	1,062	0.5%	Below Investment Grade	683	0.2%
NA	500	0.2%	NA	-	—
Total Asset-Backed	$234,202	100.0%	Total Treasury & Government	$286,393	100.0%

NAIC Designations

1	$1,499,035	55.1%
2	1,178,768	43.4%
3	35,455	1.3%
4	5,194	0.2%
5	683	0.0%
6	0	0.0%
U.S. Insurer Fixed Income (2)	2,719,135	100.0%
Other (3)	438,750
Cash and cash equivalents	550,142
Total Invested Assets	$3,708,026

(1)
Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)
NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)
Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 17

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q3
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$25,806	$26,357	$27,380	$29,218	$29,936	$30,618	$31,990		$4,610	16.8%
Fixed-maturity securities (held-to-maturity)	16,435	16,608	16,306	16,126	15,785	15,659	15,908		(398)	-2.4%
Equity Securities	380	380	366	397	390	323	324		(42)	-11.5%
Deposit asset underlying 10% reinsurance treaty	2,377	2,488	2,504	2,415	2,311	2,211	2,129		(375)	-15.0%
Deposit asset - Mark to Market	(327)	(852)	(481)	1,215	(137)	189	1,830		2,311	nm
Policy loans and other invested assets	(72)	352	475	542	461	544	402		(73)	-15.4%
Cash & cash equivalents	5,128	5,840	6,609	6,024	6,981	6,640	6,540		(69)	-1.0%
Total investment income	49,727	51,172	53,159	55,937	55,727	56,183	59,123		5,964	11.2%
Investment expenses	2,227	2,167	2,122	2,167	2,136	2,072	2,106		(16)	-0.8%
Interest Expense on Surplus Note	16,435	16,608	16,306	16,126	15,785	15,659	15,908		(398)	-2.4%
Net investment income	$31,065	$32,397	$34,731	$37,644	$37,806	$38,452	$41,109		$6,378	18.4%
Fixed income book yield, end of period	3.57%	3.63%	3.79%	3.83%	3.93%	4.01%	4.09%
New money yield	5.57%	5.46%	6.04%	6.67%	5.70%	5.78%	5.42%

									YOY Q3
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	20.8%	20.7%	19.0%	18.9%	18.9%	18.3%	19.4%		0.3%
AA	11.3%	11.4%	14.3%	14.9%	14.8%	14.1%	13.2%		-1.1%
A	25.0%	24.8%	24.8%	24.9%	24.1%	24.3%	24.2%		-0.5%
BBB	40.5%	40.9%	39.7%	39.4%	40.5%	41.9%	41.8%		2.1%
Below Investment Grade	2.2%	2.0%	1.9%	2.0%	1.6%	1.5%	1.2%		-0.7%
NA	0.2%	0.1%	0.3%	0.0%	0.0%	0.0%	0.1%		-0.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%		—

Average rating by amortized cost	A	A	A	A	A	A	A

		As of September 30, 2024				As of September 30, 2024			As of September 30, 2024
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Province of Ontario Canada	$15,837	$15,790	A+	Canada	$94,836	$99,087	AAA	$—	$—
2	Canada	15,615	16,013	AAA	United Kingdom	24,478	23,750	AA	—	—
3	Province of Alberta Canada	15,443	15,835	AA-	Australia	21,815	22,175	A	11,291	12,440
4	Province of Quebec Canada	14,547	14,610	AA-	Cayman Islands (The)	16,346	15,731	BBB	14,529	14,814
5	ONEOK Inc	14,410	14,392	BBB	Ireland	13,260	12,467	Below Investment Grade	683	683
6	Ontario Teachers' Pension Plan	13,623	14,354	AA+	Mexico	6,868	7,680	NA	—	—
7	Realty Income Corp	13,546	14,017	A-	France	5,886	5,740	Total	$26,502	$27,936
8	Berkshire Hathaway Inc	12,971	12,608	AA	Netherlands (The)	5,629	5,494
9	Gov't of Newfoundland and Labrador	12,194	12,670	A	Japan	5,255	5,200
10	Boeing Co	12,034	11,849	BBB-	Luxembourg	5,147	4,700	Non-Government Investments (1)
11	Province of New Brunswick Canada	11,941	12,057	A+	Bermuda	5,138	5,242
12	Intact Financial Corp	11,899	11,462	A+	Germany	5,109	4,989	AAA	$—	$—
13	Manulife Financial Corp	11,272	11,636	A	Malta	3,897	3,876	AA	3,466	3,478
14	TC Energy Corp	10,363	11,180	BBB+	Israel	3,562	3,565	A	46,727	47,098
15	Province of Nova Scotia Canada	10,249	10,387	AA-	Italy	2,059	1,880	BBB	157,605	159,243
16	Morgan Stanley	9,922	9,901	BBB+	Emerging Markets (2)	11,774	12,395	Below Investment Grade	3,752	3,570
17	Alimentation Couche-Tard Inc	9,908	9,708	BBB+	All Other	8,522	8,882	NA	1,527	1,527
18	Province of Saskatchewan Canada	9,803	9,731	AA	Total	$239,580	$242,852	Total	$213,078	$214,916
19	ConocoPhillips	9,722	10,715	A-
20	Equitable Holdings Inc	9,423	9,391	A-
21	Oglethorpe Power Corp	9,025	9,381	BBB+
22	Old Republic International Corp	9,014	8,721	BBB+
23	Walmart Inc	8,734	8,674	AA
24	Tokyo Century Corp	8,698	8,975	BBB
25	Broadcom Inc	8,621	8,672	BBB
	Total	$288,815	$292,729

	% of total fixed income portfolio	8.1%	7.9%

(1)
US$ denominated investments in issuers outside of the United States based on country of risk.
(2)
Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2019	2020	2021	2022	2023	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

Recruits	282,207	400,345	349,374	359,735	361,925	93,540	86,124	92,269	89,992	110,710	96,563	142,655

Life-insurance licensed sales force, beginning of period	130,736	130,522	134,907	129,515	135,208	135,208	136,430	137,806	139,053	141,572	142,855	145,789
New life-licensed representatives	44,739	48,106	39,622	45,147	49,096	11,118	12,638	12,311	13,029	12,949	14,402	14,349
Non-renewal and terminated representatives	(44,953)	(43,721)	(45,014)	(39,454)	(42,732)	(9,896)	(11,262)	(11,064)	(10,510)	(11,666)	(11,468)	(11,248)
Life-insurance licensed sales force, end of period	130,522	134,907	129,515	135,208	141,572	136,430	137,806	139,053	141,572	142,855	145,789	148,890

Issued term life policies	287,809	352,868	323,855	291,918	358,860	84,561	96,953	88,589	88,757	86,587	100,768	93,377

Issued term life face amount	$93,994	$109,436	$108,521	$103,822	$119,102	$28,124	$32,203	$29,452	$29,322	$28,725	$33,155	$30,793

Term life face amount in-force, beginning of period	$781,041	$808,262	$858,818	$903,404	$916,808	$916,808	$922,845	$934,867	$937,856	$944,609	$947,101	$950,880
Issued term life face amount	93,994	109,436	108,521	103,822	119,102	28,124	32,203	29,452	29,322	28,725	33,155	30,793
Terminated term life face amount	(71,519)	(60,848)	(64,798)	(82,894)	(94,230)	(22,210)	(22,583)	(24,143)	(25,293)	(23,323)	(28,241)	(25,264)
Foreign currency impact, net	4,746	1,968	862	(7,524)	2,929	124	2,401	(2,320)	2,724	(2,911)	(1,134)	1,402
Term life face amount in force, end of period	$808,262	$858,818	$903,404	$916,808	$944,609	$922,845	$934,867	$937,856	$944,609	$947,101	$950,880	$957,811

Estimated annualized issued term life premium
Premium from new policies	$244.8	$303.6	$297.2	$271.9	$302.4	$70.7	$82.0	$74.0	$75.6	$73.1	$86.7	$80.2
Additions and increases in premium	60.2	68.9	77.0	76.7	74.3	18.2	19.7	18.7	17.7	18.1	19.9	18.8
Total estimated annualized issued term life premium	$305.0	$372.5	$374.2	$348.5	$376.6	$88.9	$101.7	$92.7	$93.3	$91.2	$106.5	$99.0

Investment & Savings product sales	$7,533.2	$7,842.5	$11,703.2	$10,009.0	$9,211.7	$2,300.0	$2,381.6	$2,174.2	$2,355.9	$2,770.4	$3,082.9	$2,905.1

Investment & Savings average client asset values	$65,029	$69,709	$89,993	$87,193	$89,474	$86,581	$88,813	$91,505	$90,995	$99,502	$102,993	$108,152

Closed U.S. Mortgage Volume (brokered)	$31.1	$442.5	$1,229.2	$567.2	$293.4	$55.6	$82.2	$82.7	$72.9	$71.4	$99.6	$105.4

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